SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-KA-1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)  May 6, 1996
                                                --------------------------------


                                 ERD WASTE CORP.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   33-76200                 13-3121813
- --------------------------------------------------------------------------------
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)                File Number)           Identification No.)



               937 East Hazelwood Avenue, Rahway, New Jersey 07065
- --------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code  (908) 381-9226
                                                  ------------------------------



- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, EXHIBITS

     (b)  Pro forma financial information.

          Pro Forma  Consolidated  Balance Sheet at April 30, 1996 and Statement
          of  Operations  as  of  April  30,  1996  for  ERD  Waste  Corp.   and
          Subsidiaries.




                                   SIGNATURES


     PURSUANT TO THE  REQUIREMENTS  OF THE SECURITIES  EXCHANGE ACT OF 1934, THE
REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                             ERD WASTE CORP.

                                             BY: /S/ JOSEPH WISNESKI
                                                --------------------
                                                NAME: JOSEPH WISNESKI
                                                TITLE:    PRESIDENT



DATE:  July 8, 1996

                        ERD WASTE CORP. AND SUBSIDIARIES
                 PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                                   (Unaudited)

                                                      HISTORICAL
                                  -------------------------------------------------
                                                        Environmental
                                    ERD Waste Corp.     Services of
                                    And Subsidiary      America, Inc.                             Pro-Forma Adjustments
                                      Year ended         Year ended                               ---------------------
                                   January 31, 1996    December 31, 1995  Combined                DR            CR       Pro-Forma
                                   ----------------    -----------------  -----------         ----------      -------   -----------
   REVENUES
     Net sales                     $  12,016,098       $ 36,559,170       $48,575,268                                   $48,575,268
     Insurance proceeds                3,200,000                  0         3,200,000                                     3,200,000
                                    ------------        -----------        ----------                                    ----------

       TOTAL REVENUES                 15,216,098         36,559,170        51,775,268                                    51,775,268

   COST OF SALES                       6,098,030         23,571,670        29,669,700                                    29,669,700
                                    ------------        -----------        ----------                                    ----------

   GROSS PROFIT                        9,118,068         12,987,500        22,105,568                                    22,105,568

   SELLING, GENERAL and
     ADMINISTRATIVE EXPENSES           5,455,197         14,075,773        19,530,970  (5)       327,000  (4) 150,000    19,707,970
                                    ------------        -----------        ----------                                    ----------


   INCOME (LOSS) FROM OPERATIONS       3,662,871         (1,088,273)        2,574,598                                     2,397,598
                                    ------------        -----------        ----------                                    ----------

   OTHER INCOME (EXPENSES):
     Interest and dividend income        100,370                  0           100,370                                       100,370
     Interest expense                    (71,015)          (555,743)         (626,758) (6)       675,000                 (1,301,758)
                                                                                                                                  0
     Other, net                           16,651             73,776            90,427                                        90,427
                                    ------------        -----------        ----------                                    ----------
       TOTAL OTHER INCOME
       (EXPENSES)                         46,006           (481,967)         (435,961)                                   (1,110,961)
                                    ------------        -----------        ----------                                    ----------

   INCOME (LOSS) BEFORE TAXES          3,708,877         (1,570,240)        2,138,637                                     1,286,637

   PROVISION (BENEFIT) FOR
     INCOME TAXES                      1,481,246           (588,000)          893,246                    (11) 378,591       514,655
                                    ------------        -----------        ----------          ---------      -------    ----------

   NET INCOME                      $   2,227,631       $   (982,240)      $ 1,245,391         $1,002,000      528,591   $   771,982
                                    ============        ===========        ==========          =========      =======    ==========

   INCOME PER SHARE:

     NET INCOME (LOSS) PER
     COMMON SHARE                                                                                                       $      0.14
                                                                                                                        ===========

     WEIGHTED AVERAGE NUMBER
     OF SHARES                                                                                                            5,490,487
                                                                                                                        ===========

                        ERD WASTE CORP. AND SUBSIDIARIES
                 PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                                   (Unaudited)

                                             HISTORICAL
                                   --------------------------------
                                                     Environmental
                                   ERD Waste Corp.   Services of
                                   And Subsidiary    America, Inc.
                                   Three Months      Three Months
                                   Ended             Ended                                Pro-Forma Adjustments
                                   April 30, 1996    March 31, 1996   Combined            DR             CR            Pro-Forma
                                   --------------    --------------   ----------------    -------------- -----------   -------------

   NET SALES                       $   3,929,405     $  6,973,925   $  10,903,330 (3)       375,000                    $ 10,528,330

   COST OF SALES                       1,966,215        4,832,709       6,798,924                                         6,798,924
                                       ---------        ---------       ---------                                         ---------

   GROSS PROFIT                        1,963,190        2,141,216       4,104,406                                         3,729,406

   SELLING, GENERAL and
     ADMINISTRATIVE EXPENSES           1,229,206        3,366,700       4,595,906 (5)        82,000 (4)      37,500       9,044,406
                                       ---------        ---------       ---------                                         ---------
                                                                                  (7)       650,000 (3)     250,000
                                                                                  (8)       425,000
                                                                                  (9)       500,000
                                                                                  (10)    3,079,000

   INCOME (LOSS) FROM OPERATIONS         733,984       (1,225,484)       (491,500)                                       (5,315,000)
                                       ---------        ---------       ---------                                         ---------

   OTHER INCOME (EXPENSES):
     Interest expense                          0         (138,371)       (138,371)(6)       168,750                        (307,121)
                                                                                                                                  0
     Other, net                           (5,049)          14,926           9,877                                             9,877
                                       ---------        ---------       ---------                                         ---------
       TOTAL OTHER INCOME
       (EXPENSES)                         (5,049)        (123,445)       (128,494)                                         (297,244)
                                       ---------        ---------       ---------                                         ---------

   INCOME (LOSS) BEFORE TAXES            728,935       (1,348,929)       (619,994)                                       (5,612,244)

   PROVISION (BENEFIT) FOR
     INCOME TAXES                        295,000         (565,471)       (270,471)                 (11)   1,974,427)     (2,244,898)
                                       ---------     ------------   -------------      ------------      -----------   -------------

   NET INCOME                      $     433,935     $   (783,458)  $    (349,523)     $  5,279,750      $2,261,927    $ (3,367,346)
                                    ============     =============  ==============     ============      ==========    ============

   INCOME PER SHARE:

     NET INCOME (LOSS) PER
      COMMON SHARE                                                                                                     $      (0.14)
                                                                                                                        ============
     WEIGHTED AVERAGE NUMBER
       OF SHARES                                                                                                          5,907,782
                                                                                                                        ===========

                        ERD WASTE CORP. AND SUBSIDIARIES
                      PRO-FORMA CONSOLIDATED BALANCE SHEET

                                   (Unaudited)

                                                       HISTORICAL
                                        --------------------------------------------
                                        ERD Waste      Environmental
                                        Corp. and      Services of                           Pro-Forma Adjustments
                                        Subsidiary     America, Inc.                       --------------------------
                                        April 30, 1996 March 31, 1996    Combined           DR              CR            Pro-Forma
                                        ------------   ------------      -----------       --------------   ---------     ----------

                                                          ASSETS


CURRENT ASSETS:
  Cash and cash equivalents                 $257,838       $522,536      $   780,374 (2)    7,500,000 (1)   7,791,610       $488,764

  Restricted certificates of deposit         800,000              0          800,000                                         800,000
     Accounts receivable                   3,542,127      7,135,002       10,677,129                  (3)     375,000      9,652,129
                                                                                                      (1)     650,000
     Inventory                               250,240              0          250,240                                         250,240
     Prepaid expenses and deposits                 0        875,748          875,748                                         875,748
     Prepaid and refundable income taxes           0        373,881          373,881                                         373,881
     Other                                   274,319        198,639          472,958                                         472,958
                                        ------------   ------------      -----------                                     -----------
       TOTAL CURRENT ASSETS                5,124,524      9,105,806       14,230,330                                      12,913,720
                                        ------------   ------------      -----------                                     -----------

   PROPERTY AND EQUIPMENT, net of
     accumulated depreciation             12,201,280      6,678,505       18,879,785                                      18,879,785
                                        ------------   ------------      -----------                                     -----------

   OTHER ASSETS:
     Restricted certificates of deposit      795,922              0          795,922                                         795,922
     Goodwill, net of accumulated
       amortization                        1,022,848      1,486,363        2,509,211      (19,815,978)(1)   1,486,363     10,838,826
     Covenant not to compete, net of
       accumulated amortization              287,619              0          287,619                                         287,619
     Deferred permit costs                         0        218,831          218,831                  (1)     218,831              0
     Customer lists                                0        101,587          101,587                  (1)     101,587              0
     Deferred income taxes                         0        991,361          991,361                                         991,361
     Loans receivable - ENSA                 500,000              0          500,000                  (1)     500,000              0
     Other                                   626,076        296,691          922,767                  (1)     405,848        516,919
                                        ------------   ------------      -----------                                     -----------
       TOTAL OTHER ASSETS                  3,232,465       3094,833        6,327,298                                      13,430,647
                                        ------------   ------------      -----------                                     -----------

                                        $ 20,558,269   $ 18,879,144      $39,437,413                                     $45,224,152
                                        ============   ============      ===========                                     ===========

                   See notes to pro-forma financial statements

                        ERD WASTE CORP. AND SUBSIDIARIES
                      PRO-FORMA CONSOLIDATED BALANCE SHEET

                                   (Unaudited)

                                               HISTORICAL
                                 -----------------------------------------
                                 ERD Waste     Environmental
                                 Corp. and     Services of
                                 Subsidiary    America, Inc.                            Pro-Forma Adjustments
                                 April 30,     March 31,                         ------------------------------
                                 1996          1996           Combined                  DR               CR           Pro-Forma
                                 ----------    -------------  ------------       ------------      -------------   ------------

   LIABILITIES AND STOCKHOLDERS' EQUITY

   CURRENT LIABILITIES:
  Accounts payable and
    accrued expenses             $  2,767,101  $  5,984,106   $  8,751,207                         (1)   650,000   $  9,401,207
  Accrued income taxes              1,083,169        15,620      1,098,789                                            1,098,789
  Notes payable - bank              2,470,000     2,470,000      2,470,000
  Notes payable - current
    portion                         1,269,784     2,498,931      3,768,715 (1)        500,000                         3,018,715
                                 ------------  ------------   ------------                                         ------------
                                                                           (3)        250,000
    TOTAL CURRENT LIABILITIES       5,120,054    10,968,657     16,088,711                                           15,988,711
                                 ------------  ------------   ------------                                         ------------


LONG TERM DEBT, net of
  current portion1                  1,339,857       875,226      2,215,083                         (2) 7,500,000      9,715,083
                                 ------------  ------------   ------------                                         ------------

OTHER LIABILITIES:
  Deferred income taxes               250,000             0        250,000                                              250,000
  Other                                     0       273,000        273,000                         (1) 1,075,000      5,647,000
                                 ------------  ------------   ------------                                         ------------
                                                                                                   (1) 4,299,000
    TOTAL OTHER LIABILITIES           250,000       273,000        523,000                                            5,897,000
                                 ------------  ------------   ------------                                         ------------

STOCKHOLDERS' EQUITY:
  Preferred stock                           0           135            135                135                                 0
  Common stock                          5,833        86,135         91,968 (1)         86,135                             5,833
  Additional paid in capital       10,356,651     5,828,079     16,184,730 (1)      5,828,079                        10,356,651
  Retained earnings                 3,485,874       847,912      4,333,786 (1)        847,912                         3,260,874
                                 ------------  ------------   ------------                                         ------------
                                                                           (1)        100,000
                                                                           (3)        375,000 (3)        250,000
    TOTAL STOCKHOLDERS' EQUITY   $ 13,848,358     6,762,261     20,610,619                                           13,623,358
                                 ------------  ------------   ------------                                         ------------

                                 $ 20,558,269  $ 18,879,144   $ 39,437,413       $ 25,303,239      $  25,303,239   $ 45,224,152
                                 ============  ============   ============       ============      =============   ============


                   See notes to pro-forma financial statements

                     ERD WASTE CORPORATION AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL
                                   STATEMENTS




            The accompanying unaudited pro-forma consolidated financial information of ERD Waste Corporation and Subsidiaries ("the Company") as of April 30, 1996, and for the three months ended April 30, 1996 and the year ended January 31, 1996 is derived from the Company's historical financial statements at those dates, and gives pro-forma effect to the acquisition of Environmental Services of America, Inc. ("ENSA") as if the acquisition took place on February 1, 1995. The financial data for ENSA is for the year ended December 31, 1995 and as of March 31, 1996 and for the three months ended March 31, 1996, respectively.

            The unaudited pro-forma consolidated financial information does not necessarily represent actual results that would have been achieved had the companies been together for the period indicated, nor are they necessarily indicative of future operating results.

            The acquisition of ENSA will be accounted as a purchase. Pro-forma adjustments were recorded as follows:

PRO-FORMA CONSOLIDATED BALANCE
SHEET ADJUSTMENTS:

(1) To record the acquisition of ENSA,

(2) To record proceeds of acquisition financing provided by the Company's commercial lender

(3) To record the elimination of intercompany balances

PRO-FORMA CONSOLIDATED STATEMENT                                Three months       Year Ended
OF OPERATIONS ADJUSTMENTS:                                    ended April 30,     January 31,
                                                                    1996              1996
                                                              ---------------     ------------
(4) To record the elimination of the salary of terminated
officer                                                          $ 37,500         $150,000

(5) To record amortization of goodwill over 30 years               82,000          327,000

(6) To record interest on the acquisition line of credit at
prime plus 1%                                                     168,750          675,000

(7) To record an increase in ENSA's allowance for
doubtful accounts                                                 650,000                -

(8) To record estimated costs associated with
restructuring of certain operations                                425,000                 -


(9) To record estimated costs of litigation                        500,000                 -

(10) To record estimated costs of property remediation
and clean-up                                                     3,079,000                 -

(11) To record issuance of common shares in connection
with $4,000,000 refinancing of ENSA debt                           200,000           800,000

(12) To record income taxes (benefit) at 40% of pretax
income                                                         (2,054,427)         (698,591)
